Rex Energy Corporation | 366 Walker Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Responsible Development of America’s Energy Resources
Rex Energy
SunTrust Utica Shale Mini Conference
February 3, 2014
Exhibit 99.3

Forward-Looking Statements
Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.  For example, we make statements about significant potential opportunities for our business; future earnings; resource potential; cash flow and liquidity;
capital expenditures; reserve and production growth; potential drilling locations; plans for our operations, including drilling, fracture stimulation activities, and the completion of wells; and potential markets for our oil, NGLs, and gas, among other things, that are forward looking and anticipatory in nature. These statements are based on management’s experience and perception of historical trends, current conditions, and anticipated future developments, as well as other factors believed to be appropriate.  We believe these statements and the assumptions and estimates contained in this presentation are reasonable based on information that is currently available to us. However, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, both known and unknown, and we cannot assure that the company can or will meet the goals, expectations, and projections included in this presentation. Any number of factors could cause our actual results to be materially different from those expressed or implied in our forward looking statements, including (without limitation): economic conditions in the United
States and globally; domestic and global demand for oil and natural gas; volatility in oil, gas, and natural gas liquids pricing; new or changing government regulations, including those relating to environmental matters, permitting, or other aspects of our operations; the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities; uncertainties inherent in the estimates of our oil and natural gas reserves; our ability to increase oil and natural gas production and income through exploration and development; drilling and operating risks; the success of our drilling techniques in both conventional and unconventional reservoirs; the success of the secondary and tertiary recovery methods we  utilize or plan to employ in the future; the number of potential well locations to be drilled, the cost to drill them, and the time frame within which they will be drilled; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs, and infrastructure, such as transportation pipelines; the effects of adverse weather or other natural disasters on our operations; competition in the oil and gas industry in general, and specifically in our areas of operations; changes in the company’s drilling plans and related budgets; the success of prospect development and property acquisition; the success of our business and financial strategies, and hedging strategies; conditions in the domestic and global capital and credit markets and their effect on us; the adequacy and availability of capital resources, credit, and liquidity including (without limitation) access to additional borrowing capacity; and
uncertainties related to the legal and regulatory environment for our industry, and our own legal proceedings and their outcome.
Further information on the risks and uncertainties that may effect our business is available in the company's filings with the Securities and Exchange Commission.  We strongly encourage you to review those filings. Rex Energy does not assume or undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Presentation of Information
The estimates of reserves in this presentation are based on a reserve report of our independent external reserve engineers as of December 31, 2013. We believe the data we prepared and supplied to our external reservoir engineers in connection with their preparation of the 12/31/13 reserve report, and the assumptions, forecasts, and estimates contained therein, are reasonable, however, we cannot assure that they will prove to have been correct. Estimates of reserves can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Please see slide 3 for additional information about our estimates of reserves.
In this presentation, references to Rex Energy, Rex, REXX, the Company, we, our and us refer to Rex Energy Corporation and its subsidiaries.  Unless otherwise noted, all references to acreage holdings are as of September 30, 2013 and are rounded to the nearest hundred. All financial information excludes discontinued operations unless otherwise noted.
All estimates of internal rate of return (IRR) are before tax.

Forward Looking Statements and Presentation of Information

Estimates Used in This Presentation

Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  SEC rules also permit the disclosure of “probable” and possible” reserves.  Rex Energy discloses proved reserves but does not disclose probable or possible reserves.  We may use certain broader terms such as “resource potential,” “EUR” (estimated ultimate recovery of resources, defined below)
and other descriptions of volumes of potentially recoverable hydrocarbons throughout this presentation.  These broader classifications do not constitute
“reserves” as defined by the SEC and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines. In addition, we are prohibited from disclosing hydrocarbon quantities that do not constitute reserves in documents filed with the SEC.
The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable, and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company.  Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases.
Estimates of resource potential and other figures may change significantly as development of our resource plays provide additional data and therefore actual quantities that may ultimately be recovered will likely differ materially from these estimates.
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimate process.  Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysis of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes.  For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations.  For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit to arrive at an estimated number of net potential drilling locations.  In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing. Management uses these estimates to, among other things, evaluate our acreage holdings and to formulate plans for drilling.  Any number of factors could cause the number of wells we actually drill to vary significantly from these estimates, including: the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations, regulatory approvals and other factors.

Rex Energy Overview

Acreage
(2)
Proved Reserves
4Q 2013 Production
2014E Production
2014E Capex
2014E Wells Drilled
2013 PV-10
Ticker / Exchange
Market Cap
(1)
Debt
(2)
Liquidity
(2)
~134,600 Net Acres
849.8 Bcfe (39% Liquids)
143.0 – 149.0 MMcfe/d
110.4 MMcfe/d
$350 - $365 million
60 - 67 Operated / 1 Non-Operated
$668.7 million
Financial Overview
REXX / NASDAQ
$968.85 million
$350 million of senior notes; undrawn $325 million credit facility
~ $350 million combined cash and credit facility availability
(1) As of January 27, 2014
(2) As of September 30, 2013

2014 Capital Budget Program / Guidance

Budgeted $350 - $365
(1)
million of operating capital expenditures for 2014
~98% of 2014 budget directed towards liquids-rich areas
2014 Drilling & Exploration Budget By Region
Operated Appalachia Drilling Program
(2)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 51 – 56 52 – 55 46 – 49 16 - 18
Ohio Utica Warrior Prospects Drilling Program
(2)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 11 17 11 0
FY 2014 Guidance
Avg. Daily Production 143 – 149 MMcfe/d
LOE $95 - $101 million
Cash G&A $36 - $39 million
Capital Expenditures $350 - $365 million
2014 Capital Program Breakdown
(1)
Activity Ohio Utica Other Assets
Drilling & Completion $115 $215 - $230
Facilities, HSE and Equipment - $20
Total 2014 Capital Budget $115 $235 - $250
(1) Excludes leasing, capitalized interest and Keystone Clearwater
(2) Gross well information
11.0%
54.0%
33.0%
2.0%
IL Conventional
Butler
Ohio
WPX Non Operated

Utica: Liquids / Condensate Window
Acreage & Inventory
Total Net Acres ~ 21,100
Warrior North Average Working Interest ~ 100%
Warrior South Average Working Interest ~ 63%
Gross / Net Identified Potential Drilling Locations 143 / 105
Current Assumed Well Spacing (Lateral Feet) 750’
2013 Operational Update
Rigs 1
Wells Placed into Sales 12
Total Wells on Production 13
2014 Drilling Plan
Rigs 1
Wells Drilled 11
Wells Completed 17
Wells Placed into Sales 11
Wells Awaiting Completion 0

CHK  Neider 10-14-5 3H:
1.6 Mboe/d – Peak Rate
CHK  Shaw 20-14-5H:
1.4 Mboe/d
REXX Brace 1H:
1.1 MBoe/d; 69% liquids
EVEP  Cairns  5H:
1.7 Mboe/d
Completed Wells
Pad in Process
REXX – Three Well Ocel Pad ;
Avg. Lateral Length of ~4,400
Source: Company websites and publicly available information
(1) All production results are on a per well basis
Warrior North Prospect
(1)
REXX – Completed Three-
well Guernsey/Noble pad
– 5-day avg. sales rate –
1.7 MBoe/d;
57% liquids
GPOR – Shugert 1-1H:
5,758’ lateral;
4.9 MBoe/d
GPOR – Shugert 1-12H:
7.5 MBoe/d
GPOR – Stutzman 1-
14H: 8,634’ lateral;
4.1 MBoe/d
REXX – Five-well J.
Anderson Pad -
5-Day Sales Rate:
1.9 MBoe/d; 60% liquids
GPOR – McCort 2-28H: 9,489’
lateral; 2.7 MBoe/d
Warrior South Prospect
(1)
Carroll
REXX  G. Graham 1H:
1.7 MBoe/d; 70% liquids
REXX – Grunder Pad;
Avg. Lateral Length of ~4,900
REXX Brace West 1H, 2H:
1.4 MBoe/d; 71% liquids
Completed Pads

Warrior North Prospect – Status Update

Pad Well Status
Brace Brace 1H
•
Placed into sales in September 2012
Graham
Graham 1H
•
Placed into sales in June 2013
•
Average lateral length of ~ 3,775 ft.
Graham 2H
Brace West
Brace West 1H
•
Placed into sales in July 2013
•
1,000 ft. spacing
•
Average lateral length of ~ 4,400 ft. Brace West 2H
Ocel
Ocel 1H
•
Currently completing
•
750 ft. spacing
•
Average lateral length of ~ 4,400 ft.
Ocel 2H
Ocel 3H
Grunder
Grunder SW 1H
•
Currently drilling fifth well on pad
•
Expect to begin completion operations in 1Q14
•
Testing 500 ft. and 650 ft. spacing
•
Average lateral length of ~ 4,900 ft.
Grunder SW 3H
Grunder SW 5H
Grunder SE 7H
Grunder SE 9H
Jenkins
Jenkins 3H
•
Expected to begin drilling first well in 1Q14
•
Average lateral length of ~ 5,200 ft.
Jenkins 4H
Jenkins 5H

Warrior South Prospect – Status Update

Pad Well Status
Guernsey/Noble
Guernsey 1H
•
Placed into sales in June 2013
•
Average lateral length of ~ 3,535 ft.
Guernsey 2H
Noble 1H
J. Anderson
J. Anderson 1H
•
Placed into sales in November 2013
•
750 ft. spacing
•
Average lateral length of ~ 4,250 ft.
J. Anderson 2H
J. Anderson 3H
J. Anderson 4H
J. Anderson 5H
J. Hall
J. Hall 2H
•
Expect to begin drilling first well in 2Q14
•
Testing 600 ft. spacing
•
Average lateral length of ~ 5,500 ft.
J. Hall 4H
J. Hall 6H
J. Hall 8H
J. Hall 10H
J. Hall 12H

Lorain
Medina
Summit
Mahoning
Ashland
Wayne
Stark
Holmes
Coshocton
Ohio
Jefferson
Licking
Guernsey
Belmont
Ohio
Marshall
Perry
Noble
Hocking
Washington
Wetzel
Wood
Ritchie
Doddridge

Ohio Utica Midstream Providers

REXX Warrior
South Acreage
Blue Racer –
Hastings Plant
Blue Racer –
Natrium Plant
EPD ATEX Express
Pipeline
REXX Carroll
County Acreage
Mariner West
Pipeline
Blue Racer East
Ohio  Pipeline
Source: Publicly available press releases or presentations
MWE Seneca
Processing
Complex
MWE Cadiz
Processing
Complex
MarkWest Energy - Cadiz Processing Complex
Interim Refrigeration 60 MMcf/d In Service
Cadiz I 125 MMcf/d In Service
Cadiz II 200 MMcf/d 3Q14
De-ethanization 40,000 Bbl/d 1Q14
MarkWest Energy - Seneca Processing Complex
Seneca I 200 MMcf/d In Service
Seneca II 200 MMcf/d In Service
Seneca III 200 MMcf/d 2Q14
De-ethanization 38,000 Bbl/d TBD
Blue Racer Facilities
Hastings 180 MMcf/d In Service
Natrium 200 MMcf/d
Expected In Service –
3/1/14
Natrium II 200 MMcf/d In Service
Natrium Fractionation 36,000 Bbls/d In Service
Pipeline to ATEX 27,000 Bbls/d 2Q14
Currently in Service

REX ENERGY®

Stark
Columbiana
Carroll
Tuscarawas
Jefferson
Harrison

Ohio Utica – Warrior North Prospect

•
~17,100 gross / ~16,800 net acres in Carroll County, OH
•
~ 108 potential gross drilling locations
•
Currently completing three-well Ocel pad
•
Average lateral length of ~ 4,400 feet
•
Currently drilling fifth well on Grunder pad
•
Expect to begin completion operations in 1Q14
REXX Brace 1H: 1.1
Mboe/d
Warrior North Prospect
Completed Wells
Pad in Process
REXX  G. Graham 1H:
1.7 Mboe/d
REXX Brace West
1H, 2H: 1.4 Mboe/d
Average 5-day & 30-day sales rates (Boe/d)
(1) (2)
Natural Gas
(Mcf/d) Condensate NGLs Total
%
Liquids
Total (Ethane
Rejection)
5-day sales
rate
2,592 414 633 1,479 71% 1,209
30-day sales
rate
2,106 312 514 1,177 70% 958
REXX – Three Well
Ocel Pad ; Avg. Lateral
Length of ~ 4,400
REXX – Five Well
Grunder Pad ; Avg.
Lateral Length of
~4,850
Warrior North Drilling Program
(3)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 5 11 11 0
Peer Well Location
Avg. Peer Rate: 1.5 Mboe/d
(1) Assumes full ethane recovery
(2) Includes G. Graham 1H, Brace West 1H & Brace West 2H
(3) Well information in gross

1,400
1,200
1,000
800
600
400
200
0
Production Rate (Boe/d)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Cumulative Production (MMboe)
0 10 20 30 40 50 60
Production Month
1.2 MMboe EUR - YE Reserve Case
Cum. Production

90
80
70
60
50
40
30
20
10
0
Condensate Yield (Bbls / 1 MMcf)
0 10 20 30 40 50 60
Production Month
~1.2 MMboe EUR - YE Reserve Case
Improved Condensate Yield

55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
$3.50
$4.00
$4.50
$5.00
~1.0 MMboe EUR - YE Reserve Case
~1.2 MMboe EUR - YE Reserve Case
~1.2 MMboe EUR at Improved Condensate Yield

Ohio Utica Warrior North Prospect Economics
(1)

Warrior North Well Costs:
Drill & Complete: $7.8 million
Lateral Length: 5,000 feet
Pricing Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
YE Reserve Case EUR is 35% NGLs, 54% natural gas and 11% condensate
EUR with Potential Condensate Yield is 34% NGLs, 54% natural gas and 15% condensate
~ 4.6 MMcf/d of wellhead gas
~ 300 bbls/d of condensate
~ 500 bbls/d of NGLs
Assumes 55% ethane recovery
IRR @ Strip
Pricing
After 15 months, Brace 1H
is at ~ 50 Bbls / 1 MMcf
IRR @ Strip
Pricing
IRR @ Strip
Pricing
24- Hour IP Rate Assumptions for ~ 1.2 Mmboe YE
(1)
See note on “Hydrocarbon Volumes”  at beginning of presentation
Reserve Case:

Ohio Utica – Warrior South Prospect
• ~7,000 gross / ~4,300 net acres in Guernsey, Noble and
Belmont Counties, OH (63% WI)
• ~ 35 potential gross drilling locations
(1)

Warrior South Prospect
REXX – Completed
three-well
Guernsey/Noble
pad – Avg. 5-Day
Sales Rate:
1.7 MBoe/d
Completed Pads
REXX – Five-well J.
Anderson Pad; Avg. Lateral
Length of ~4,250’ – Avg. 5-
day Sales Rate:
1.9 MBoe/d
5-Well J. Anderson Pad (Boe/d)
(2)
Natural
Gas
(Mcf/d) Condensate NGLs Total
%
Liquids
Total
(Ethane
Rejection)
5-day average
sales rate
4,473 378 762 1,886 60% 1,462
Recent 5-day
average sale
rates
4,716 296 770 1,852 58% 1,438
Warrior South Drilling Program
(3)
Year Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2014E 6 6 0 0
Avg. Peer Rate: 3.7 Mboe/d
Peer  Location
(1) See note on Potential Drilling Locations on page 3
(2) Assumes full ethane recovery
(3) Well information in gross

Assumes 55% ethane recovery
Production Rate (Boe/d)
2,500
2,000
1,500
1,000
500
0
Cumulative Production (MMboe)
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
10
20
30
40
50
60
Production Month
~ 2.0 MMboe EUR - YE Reserve Case
Cum. Production

Condensate Yield (Bbls/ 1 MMcf)
35
30
25
20
15
10
5
0
0
10
20
30
40
50
60
Production Month
~ 2.0 MMboe EUR - YE Reserve Case
Improved Condensate Yield

IRR (%)
80%
70%
60%
50%
40%
30%
20%
$3.50
$4.00
$4.50
$5.00
Henry Hub Natural Gas Prices
IRR at ~ 1.7 MMboe EUR - YE Reserve Case
IRR at ~ 2.0 MMboe EUR - YE Reserve Case
~ 2.0 MMboe EUR at Improved Condensate Yield

Ohio Utica Warrior South Prospect Economics
(1)
(1) See note on “Hydrocarbon Volumes” at beginning of presentation

Warrior South Well Costs:
Drill & Complete: $8.5 million
Lateral Length: 5,000 feet
Pricing Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
YE Reserve Case EUR is 35% NGLs, 63% natural gas and 2% condensate
EUR with Potential Condensate Yield is 34% NGLs, 61% natural gas and 5% condensate
24-Hour IP Rate Assumptions for ~ 2.0 MMboe
YE Reserve Case:
~ 7.8 MMcf/d of wellhead gas
~ 300 bbls/d of condensate
~ 700 bbls/d of NGLs
IRR @ Strip Pricing
IRR @ Strip
Pricing
IRR @ Strip
Pricing

Completed Pads
Pads Awaiting Completion
Meyer 2H
6.9 MMcfe/d; 49% liquids
Grubbs 2H
4.4 MMcfe/d; 58%
liquids
Wack 9H
5.8 MMcfe/d; 57%
liquids
BBC Pad (1H, 2H, 3H, 4H)
6.2 MMcfe/d; 51% liquids
JRGL 3H
6.5 MMcfe/d;
55% liquids
Baillie Trust Pad
6.0 MMcfe/d; 53% liquids
Bricker 1H
5.5 MMcfe/d; 47% liquids
Warner 1H, 2H
5.3 MMcfe/d;
53% liquids
Lynn N&S 3H, 5H
6.9 MMcfe/d; 47% liquids
Rape 2H
6.4 MMcfe/d; 47% liquids
Marcellus: Liquids-Rich Butler Area
Well Results
(1)
: 5-Day Sales Rates (MMcfe/d); Liquids %
Acreage & Inventory
Total Net Acres ~52,400
Average Working Interest 70%
Gross / Net Identified Potential Drilling Locations 357 / 250
Current Well Spacing (Lateral Feet) 750’
2013 Operational Update
Rigs 1 (with Upper Devonian)
Wells Placed into Sales 19
Total Wells on Production 69
2014 Drilling Plan
Rigs
(3)
2 (with Upper Devonian)
Wells Drilled 40 - 45
Wells Completed 34 – 37
Wells Placed into Sales 34 – 37
Wells Awaiting Completion 16 – 18

(1) All production results are on a per well basis
(2) Results include wells targeting both Marcellus and Upper Devonian
(3) Second rig expected to be added during 2014
Liquids content increases in northwest portion of
acreage position
(2)

Production Rate (Mcfe/d)
Cummulative Production (Bcfe)
Production Month
~9.7 Bcfe EUR
Cum. Production

IRR (%)
IRR

Marcellus Economics
(1)

~ 9.7 Bcfe EUR: 80% Ethane Recovery
Well Costs:
Drill & Complete: $5.9 million
Lateral Length: 4,000 feet
Assumptions:
Oil: $95.00
C3+: $55.00
Ethane: $0.30 / gallon
IRR @ Strip
Pricing
(1)
See note on “Hydrocarbon  Volumes” at beginning of presentation
(2)
~8.9 Bcfe EUR @ 55% ethane recovery
(2)